Exhibit 99.2
0 Offering everyone a piece of the American spirit — one handshake at a time .. Supplemental Financial Presentation January 2023

1 Important Information Forward - Looking Statements This presentation contains forward - looking statements that are subject to risks and uncertainties. All statements other than sta tements of historical fact included in this presentation are forward - looking statements. You can identify forward - looking statements by the fact that they generally include words such as "anticipat e," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or fi nancial performance or other events but not all forward - looking statements contain these identifying words. These forward - looking statements are based on assumptions that the Company’s managem ent has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are a ppr opriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties ( som e of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID - 19 on our busines s operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local an d n ational economic conditions, including inflation, or changes in consumer preferences; the Company’s failure to maintain and enhance its strong brand image; the Company’s failure to compete eff ectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings; supply chain disruptions; and the Company’s ability to effectively ex ecute on its growth strategy. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with th e S ecurities and Exchange Commission. Although the Company believes that these forward - looking statements are based on reasonable assumptions, you should be aware that many factors could affect th e Company’s actual financial results and cause them to differ materially from those anticipated in the forward - looking statements. Because of these factors, the Company cautions that you sho uld not place undue reliance on any of these forward - looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward - looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or re vise the forward - looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectatio ns and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third - party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on ass ump tions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be ina ccu rate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data g ath ering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our co mpe titors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularl y s ensitive to economic conditions and consumer confidence. Inflation (which has occurred over the past twelve months and is continuing) and other challenges affecting the global econom y c ould impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near - to - medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Fiscal 20 22 10 - K.

2 Q3 Fiscal 2023 Results 6.7% 4.6% 54.2% - 3.6% Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 Same Store Sales % 251 266 289 333 Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 New Unit Growth 11.8% 6.5% 60.7% 5.9% Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 Total Sales Growth $0.85 $1.00 $2.27 $1.74 Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 EPS 1 Q3 FY23 year - to - date EPS is $4.09. COVID COVID 1.9% 55.7% (0.8)% 5.7% Store SSS% PRE - COVID PRE - COVID COVID PRE - COVID 1 Total Sales $302M $486M $515M $284M 11 11 11 10 12 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Prior Five Quarters 82 Stores Opened in 3 Years COVID PRE - COVID Guide (2.0)% to Flat 81% three - year total sales growth 55% three - year stack

3 Q3 Fiscal 2023 Financial Results 1 Q3 FY22 earnings per share includes a $0.04 benefit related primarily to income tax accounting for share - based compensation. Excluding this benefit, net income per diluted share was $2.23 in the prior - year period. .. Q3 FY23 Financial Results Q3 FY23 Actual ($M) Q3 FY22 Actual ($M) Variance Comments vs. LY Total Net Sales Consolidated SSS% Store SSS% E - commerce SSS% Total Net Sales Growth % New Store Openings $515 (3.6)% (0.8)% (15.2)% 5.9% 12 $486 54.2% 55.7% 48.4% 60.7% 11 Gross Profit % $188 36.5% $192 39.4% (10)bps product margin headwind vs. LY (180)bps freight headwinds vs. LY (100)bps occupancy & buying deleverage vs. LY Income from Operations % $72 14.1% $92 19.0% GAAP Earnings per Diluted Share 1 $1.74 $2.27

4 0 1 2 3 4 5 6 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Prelim Jan $4.2M, Fiscal 2022 AUV Sustainable AUV $2.7M, Pre - COVID AUV 1 Annualized average unit volume by month was calculated by annualizing the average monthly unit volume using historical result s. 2 For example, an average $4.2M annual unit volume store would have $338,000 of sales in October. FY23 October stores had an av era ge monthly unit volume of $338,000, which would equate to an average annual unit volume of $4.2M. Annualized Average Unit Volume ($M) 1 2 2021 2022 2023

Sustainable Customer Growth

New Customer Growth



Active Customers[2]
(in millions)
3.1
3.5
3.8
4.0
4.3
4.7
5.8
6.8
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23 Q3

Where We Gained Market Share[1]

Q: If you first purchased from us following the pandemic, where did you shop before COVID? (multiple options could be selected)



Took share from mainstream retailers
15%
20%
24%
26%
32%
46%
Work Retailer
Fashion Retailer
Department Store
Western Retailer
Outdoor/Sporting
General Retailer

Why We Added Customers[1]

Q: Why did you purchase from Boot Barn for the first time following the pandemic? (multiple options could be selected)



Customers called out execution
22%
31%
36%
45%
52%
56%
Other Stores Closed
More Time Outdoors
More/Better Marketing
Wearing for Work
Better Product Assortment
Needed for Hobby/Lifestyle

New Customer Retention[1]

Q: If you first purchased from us following the pandemic, how likely are you to purchase from us again in 2023?



Customer gains seem sustainable
0%
0%
3%
15%
81%
Not likely at all
Slightly Likely
Moderately Likely
Very Likely
Extremely Likely

[1]In December 2022, the Company conducted an online survey of customers who purchased an item from Boot Barn (either online or at one of its stores) since the COVID pandemic started in March 2020. Over 3,200 responses were collected by this survey. [2]Represents the number of B Rewarded Loyalty Members who have purchased merchandise from us in each of the trailing three-year periods mentioned.

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6 Strategic Initiatives Update 1 2 3 4 Expand Our Store Base Drive Same Store Sales Growth Continue Omni - Channel Leadership Build Out Exclusive Brand Portfolio

7 Consistent New Unit Openings 86 117 152 169 208 219 226 240 259 273 300 343 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23E History of Store Growth 1 Represents guidance provided on the Company’s third quarter fiscal 2023 earnings call on January 25, 2023. 3 3 11 11 11 10 12 10 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 New Store Openings by Quarter 1 43 new store openings +14.3% New Unit Growth 1 1 FY22 FY22 FY22 FY22 FY23 FY23 FY23 FY23E COVID PRE COVID

8 Expansion Into New and Existing Markets • 333 stores • 41 states • 86 stores • 8 states FY12 FY23 Q3 METRICS IPO New Store Algorithm Store Size (sq. ft.) ~10,000 Year 1 Net Sales $1.7M Net Capital Investment $0.3M Net Inventory Investment $0.4M Cash on Cash Return (Yr. 1) ~32% Payback Period ~3 years FY23 New Stores Projection New Markets 1 Legacy Markets 1 ~12,000 ~10,600 ~12,100 $3.5M $3.7M $4.0M $0.6M ~$0.6M ~$0.6M $0.6M ~$0.6M ~$0.6M ~73% ~91% ~100% ~1.4 years ~1.1 years ~1.0 years 1 Reflects new stores opened in both new and legacy markets since the beginning of Fiscal 2022. 1

② A Decade of Strong Sales Across Channels

Consolidated SSS%


FY13 11.9%
FY14 6.7%
FY15 7.3%
FY16 -0.1%
FY17 0.3%
FY18 5.2%
FY19 10.0%
FY20 5.0%
FY21 3.1%
FY22 53.7%
Q3 FY23 YTD 1.8%
PRE COVID
COVID

Retail Store SSS%


FY13 10.9%
FY14 6.8%
FY15 6.7%
FY16 -2.4%
FY17 -2.3%
FY18 6.1%
FY19 9.5%
FY20 4.5%
FY21 -1.1%
FY22 57.2%
Q3 FY23 YTD 3.6%
PRE COVID
COVID

E-commerce SSS%


FY13 31.7%
FY14 4.5%
FY15 20.9%
FY16 13.2%
FY17 13.6%
FY18 1.2%
FY19 12.2%
FY20 7.4%
FY21 23.6%
FY22 38.7%
Q3 FY23 YTD -7.5%
PRE COVID
COVID

Total Sales Growth


FY13 38.2%
FY14 48.4%
FY15 16.4%
FY16 41.3%
FY17 10.7%
FY18 7.6%
FY19 14.6%
FY20 8.8%
FY21 5.7%
FY22 66.6%
Q3 FY23 YTD 11.5%
PRE COVID
COVID

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10 Inventory Position 31 29 27 40 22 20 27 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Stores Weeks of Supply 1 • 20 % average comp store inventory growth (39% at Q2 quarter end). • 54% total inventory growth (83% at Q2 quarter end). • 3 - year retail store SSS% stack is outpacing 3 - year stack comp store inventory growth. • 27 weeks of store supply. • Average annual unit store volume has increased 56% from $2.7M in FY20 to $4.2M in FY22. 57% 33% SSS% Comp Inventory Stores 3 - Year Stack % COVID Coming out of COVID Supply Chain Disruption 2 • Men’s Boots • Ladies’ Performance Boots • Work Boots • Men’s Apparel • Ladies’ Denim • Kids • Accessories Ladies’ Apparel Ladies’ Boots “Fashion” 14% Composition of Inventory 2 “Functional” 86% 1 Weeks of supply calculated using respective end of quarter store - only on - hand inventory and sales estimates for future weeks of approximately flat retail store SSS. 2 Composition of on - hand inventory in stores and Fontana and Wichita distribution centers as of December 24, 2022. PRE COVID

③ Integrating Channels

~60% of Online Orders Involve a Store Associate


Legacy Digital
Omni-Channel Capabilities
Buy Online Pick-Up In Store
Ship from Store
Same Day Delivery
Ship to Store
In-Store Fulfillment
Q3 FY23 YTD Online Orders

E-comm % of Total Sales


15%
18%
17%
17%
16%
19%
15%
13%
FY16
Acquired Sheplers
FY17
FY18
FY19
FY20
PRE COVID
FY21
COVID
FY22
Q3 FY23 YTD

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12 ARTIST INSPIRED WESTERN COUNTRY Exclusive Brand Portfolio WORK RANCH & RODEO 4

④ Exclusive Brands Penetration Growth

Exclusive Brands Sales ($M)



$5
$12
$24
$39
$63
$67
$92
$126
$186
$212
$421
$520
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 TTM

Exclusive Brands Penetration %



Margin enhancement ~1,000 bps vs. 3rd party brands
3.0%
5.0%
7.0%
9.7%
11.1%
10.7%
13.5%
16.2%
22.0%
23.7%
28.3%
32.2%
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 TTM



+570bps vs. LY
28.4%
34.1%
Q3 FY22
Q3 FY23

13

14 Full Year FY23 Financial Guidance 1 FY23 estimated net sales have been provided on a 53 - week basis. The Company estimates sales of $34 million from the 53 rd week. 2 FY23 estimated earnings per share has been provided on a 53 - week basis. The Company estimates that included in FY23 estimated EP S is $0.19 attributed to the 53 rd week. Full Year FY23 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales 1 Consolidated SSS% Store SSS% E - commerce SSS% Total Net Sales Growth % New Store Openings $1,670 0.5% 2.5% (10.5)% 12.2% 43 $1,680 1.0% 3.0% (9.5)% 12.9% 43 Gross Profit % $611 ~36.6% $615 ~36.6% 40bps product margin expansion vs. LY (140)bps freight headwinds vs. LY Income from Operations % $228 13.7% $232 13.8% GAAP Earnings per Diluted Share 2 $5.51 $5.60

15 Q4 FY23 Financial Guidance Q4 FY23 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales 1 Consolidated SSS% Store SSS% E - commerce SSS% Total Net Sales Growth % New Store Openings $438 (3.0)% Flat (20.0)% 14.4% 10 $448 (0.5)% 2.0% (16.0)% 17.0% 10 Gross Profit % $156 ~35.7% $160 ~35.7% 40bps product margin expansion vs. LY (290)bps freight headwinds vs. LY Income from Operations % $59 13.5% $63 14.0% Interest Expense $1.7 $1.7 GAAP Earnings per Diluted Share 2 $1.42 $1.51 1 Q4 FY23 estimated net sales have been provided on a 14 - week basis (53 weeks annually). The Company estimates sales of $34 millio n from the 14 th week. 2 Q4 FY23 estimated earnings per share has been provided on a 14 - week basis (53 weeks annually). The Company estimates that includ ed in Q4 FY23 estimated EPS is $0.19 attributed to the 14 th week.

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